Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2020
Temporary Equity Disclosure [Abstract]
Redeemable Convertible Preferred Stock
15.	Redeemable Convertible Preferred Stock
In connection with the Merger, all shares of Legacy BlackSky issued and outstanding redeemable convertible preferred stock were exchanged for Osprey class A common stock. For presentation purposes, the exchange for common stock is deemed to have occurred in 2020 and 2019.